                                                                    Exhibit 99.4
                                                                    ------------

                           THE LEARNING COMPANY, INC.
                   PRO FORMA COMBINED CONDENSED CONSOLIDATED
                                 BALANCE SHEET
                             AS OF DECEMBER 31, 1997
                                 (In thousands)
                                   (Unaudited)


                                                  The Learning                           Pro Forma            Combined
                                                     Company          Mindscape         Adjustments          Pro Forma
                                                  ------------        ---------         ----------           ---------
ASSETS

CURRENT ASSETS:

      Cash and cash equivalents                     $  95,137          $ 3,331            $      - (c)        $ 98,468

      Accounts receivable, net                         99,677           33,071                   -             132,748

      Inventories                                      29,600            9,391                   -              38,991

      Other current assets                             32,590            6,881                   -              39,471
                                                    ---------          -------            --------            --------

                                                      257,004           52,674                   -             309,678

      Fixed assets and other, net                      32,306            5,017                   -              37,323

      Goodwill and other intangible assets, net       127,481            2,080              52,854 (a)         182,415
                                                    ---------          -------            --------            --------

                                                    $ 416,791          $59,771            $ 52,854            $529,416
                                                    =========          =======            ========            ========

LIABILITIES AND STOCKHOLDERS' EQUITY
(DEFICIT)

CURRENT LIABILITIES:

      Accounts payable and accrued expenses         $  94,060          $34,094            $      -            $128,154

      Line of credit                                   35,150              300                   -              35,450

      Merger related accruals                          12,533                -              28,674 (a)          41,207

      Current portion of long-term obligations         10,717                -                   -              10,717

      Purchase price payable                            7,896                -               2,557 (a)          10,453
                                                    ---------          -------            --------            --------

                                                      160,356           34,394              31,231             225,981

LONG-TERM OBLIGATIONS:

      Long-term debt                                  294,356                -                   -             294,356

      Accrued and deferred income taxes                59,746                -                   -              59,746

      Other                                             6,119                -                   -               6,119
                                                    ---------          -------            --------            --------

                                                      360,221                -                   -             360,221

STOCKHOLDERS' EQUITY (DEFICIT):

      Stockholders' equity (deficit)                 (103,786)          25,377              21,623 (a)         (56,786)
                                                    ---------          -------            --------            --------

                                                    $ 416,791          $59,771            $ 52,854            $529,416
                                                    =========          =======            ========            ========



         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.
                    PRO FORMA COMBINED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
               (In thousands, except share and per share amounts)
                                   (Unaudited)

                                                    The Learning                           Pro Forma              Combined
                                                       Company         Mindscape          Adjustments            Pro Forma
                                                    ------------       ---------          -----------           -----------

REVENUES                                             $   392,438        $138,520           $       --           $   530,958

COSTS AND EXPENSES:
      Costs of production                                111,703          54,515                   --               166,218
      Sales and marketing                                 86,621          43,771                   --               130,392
      General and administrative                          31,135           8,035                   --                39,170
      Development and software costs                      41,018          22,853                   --                63,871
      Amortization, merger and other charges             515,016          15,625               10,485 (b)           541,126
                                                     -----------        --------           ----------           -----------
      Total operating expenses                           785,493         144,799               10,485               940,777

OPERATING LOSS                                          (393,055)         (6,279)             (10,485)             (409,819)
                                                     -----------        --------           ----------           -----------

INTEREST INCOME (EXPENSE):
      Interest income                                      1,104              --                   --                 1,104
      Interest expense                                   (22,482)           (531)                  --               (23,013)
                                                     -----------        --------           ----------           -----------
      Total interest expense                             (21,378)           (531)                  --               (21,909)


LOSS BEFORE TAXES                                       (414,433)         (6,810)             (10,485)             (431,728)

PROVISION FOR INCOME TAXES                                61,234              --                   --                61,234
                                                     -----------        --------           ----------           -----------

NET LOSS                                             $  (475,667)       $ (6,810)          $  (10,485)          $  (492,962)
                                                     ===========        ========           ==========           ===========

NET LOSS PER SHARE:
      Basic and Diluted                              $     (9.59)                                               $     (8.39)

WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING:
      Basic and Diluted                               49,613,000                            9,117,600 (c)        58,730,600


         The accompanying notes are an integral part of these pro forma combined condensed consolidated financial statements.

                           THE LEARNING COMPANY, INC.
                      NOTES TO PRO FORMA COMBINED CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
               (In thousands, except share and per share amounts)
                                   (Unaudited)


A.       PRO FORMA BASIS OF PRESENTATION AND ADJUSTMENTS

On March 27, 1998, pursuant to a Stock Purchase Agreement, dated as of March 5, 1998 (the "Agreement"), by and between The Learning Company, Inc. ("TLC"), on the one hand, and Mindscape Holding Company, Pearson Overseas Holdings Ltd. and Pearson Netherlands, BV (collectively, the "Sellers"), on the other hand, TLC completed its acquisition from the Sellers of all of the outstanding capital stock of Mindscape, Inc., Mindscape International Ltd. and Mindscape France SARL (collectively, "Mindscape" or "Mindscape Group"). Prior to any potential adjustment in accordance with the terms of the Agreement, the total purchase price for the acquisition was $155,854, and included cash, other consideration consisting of TLC's common stock, transaction related costs and net liabilities assumed. The purchase price is subject to adjustment based upon the balance of Mindscape's working capital, as defined in the Agreement, at the closing date of the acquisition. TLC's common stock issued to the Sellers in connection with the acquisition of Mindscape and the special warrants of TLC's Canadian subsidiary, SoftKey Software Products Inc. ("SoftKey"), issued in connection with the financing of the acquisition (assuming exercise of SoftKey's special warrants for SoftKey's exchangeable non-voting shares (the "Exchangeable Shares") and exchange thereof for TLC's common stock) represent, in the aggregate approximately 9,117,600 shares of TLC's common stock. TLC is accounting for the acquisition using the purchase method.

TLC's fiscal year is the 52 or 53 weeks ending on or after December 31. For clarity of presentation herein, with regard to TLC, all references to December 31, 1997 relate to balances as of January 3, 1998, and the period from January 5, 1997 to January 3, 1998 is referred to as the Year Ended December 31, 1997.

The pro forma combined condensed consolidated balance sheet sets forth the financial position of TLC and Mindscape at December 31, 1997, as if the acquisition of Mindscape by TLC had occurred on December 31, 1997.

The pro forma combined condensed consolidated statement of operations sets forth the results of operations of TLC and Mindscape for the Year Ended December 31, 1997, as if the acquisition of Mindscape by TLC had occurred at the beginning of that year.

The pro forma combined condensed consolidated financial statements are unaudited, are intended for informational purposes, and are not necessarily indicative of the future consolidated financial position or future results of operations of the combined entity. These pro forma combined condensed consolidated financial statements should be read in conjunction with the consolidated financial statements included in TLC's Annual Report on Form 10-K for the fiscal year ended January 3, 1998 and Mindscape Group's combined financial statements as of and for the year ended December 31, 1997.

                           THE LEARNING COMPANY, INC.
                      NOTES TO PRO FORMA COMBINED CONDENSED
                  CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
               (In thousands, except share and per share amounts)
                                   (Unaudited)

B. PRO FORMA ADJUSTMENTS TO PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) The pro forma combined condensed consolidated balance sheet sets forth the financial position of TLC and Mindscape at December 31, 1997, as if the acquisition of Mindscape by TLC had occurred on December 31, 1997. The pro forma adjustment to Goodwill and other intangible assets, in the amount of $52,854, includes the allocation of the purchase price to identified intangible assets acquired, in the amount of $43,000, and the excess purchase price over the fair value of Mindscape's net assets, in the amount of $9,854. The allocation of the purchase price reflects a nonrecurring charge, in the amount of $103,000, for the fair value of in-process research and development. The pro forma adjustment to Merger related accruals, in the amount of $28,674, reflects accruals in connection with transaction related costs, including investment banking and legal fees, termination of certain contractual commitments and other costs expected to result from the acquisition. The pro forma adjustment to Purchase price payable, in the amount of $2,557, reflects the amount of bank cash balances due to the Sellers in connection with the acquisition of Mindscape. The pro forma adjustment to Shareholders' equity (deficit), in the amount of $21,623, reflects the issuance of TLC's common stock and SoftKey's special warrants, in the amount of $150,000, in connection with the acquisition of Mindscape, reduced by the nonrecurring charge, in the amount of $103,000, for the fair value of in-process research and development and the elimination of Mindscape's shareholders' equity.

(b) The pro forma combined condensed consolidated statement of operations sets forth the results of operations of TLC and Mindscape for the Year Ended December 31, 1997, as if the acquisition of Mindscape by TLC had occurred at the beginning of that year. The pro forma adjustment to Amortization, merger and other charges, in the amount of $10,485, reflects amortization of the identified intangible assets acquired and goodwill over the estimated useful lives of the assets, ranging from two to ten years, on a straight-line basis. The nonrecurring charge, in the amount of $103,000, for the fair value of in-process research and development is not considered in the pro forma combined condensed consolidated statement of operations. There were no intercorporate transactions that required elimination.

(c) The pro forma adjustment to the weighted average number of shares outstanding reflects the issuance of TLC's common stock and SoftKey's special warrants (assuming exercise of SoftKey's special warrants for Exchangeable Shares and exchange thereof for TLC's common stock), which represent in the aggregate approximately 9,117,600 shares of TLC's common stock, in connection with the acquisition of Mindscape.

Based upon the terms of the Agreement, as amended, $30,000 of the purchase price was paid to the Sellers in TLC's common stock. The number of shares of TLC's common stock issued to the Sellers was based upon the average closing price of TLC's common stock during the five trading days ended two days prior to the closing date of the acquisition. Accordingly, TLC issued approximately 1,366,700 shares of TLC's common stock to the Sellers in connection with the acquisition of Mindscape.

On March 6, 1998, SoftKey agreed to sell to certain Canadian institutional investors 8,687,500 special warrants for proceeds of

                           THE LEARNING COMPANY, INC.
                      NOTES TO PRO FORMA COMBINED CONDENSED
                  CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
               (In thousands, except share and per share amounts)
                                   (Unaudited)



approximately $134,500. The pro forma adjustments reflect TLC's receipt and use of $120,000 of the proceeds in connection with the acquisition of Mindscape. Each SoftKey special warrant is exercisable without additional payment for one of SoftKey's Exchangeable Shares. TLC has issued a special voting share (the "Voting Share") which has a number of votes equal to the number of Exchangeable Shares outstanding (other than Exchangeable Shares owned by TLC or any entity controlled by TLC), and which may be voted by a trustee on behalf of such holders of Exchangeable Shares. The holder of the Voting Share is not entitled to dividends and, upon receiving voting instructions from holders of Exchangeable Shares, shall vote with the common stockholders as a single class. SoftKey's Exchangeable Shares are exchangeable on a one-for-one basis for TLC's common stock without additional payment. The exercise of the special warrants for Exchangeable Shares is ultimately subject to certain conditions, including receipt of certain regulatory approvals.

At December 31, 1997, 750,000 shares of TLC's Series A Preferred Stock, $.01 par value, were authorized, issued and outstanding. At December 31, 1997, 120,000,000 shares of TLC's common stock, $.01 par value, were authorized and 48,868,659 shares were issued and outstanding. In connection with the acquisition of Mindcape, TLC issued approximately 1,366,700 shares of TLC's common stock to the Sellers in satisfaction of the stock portion of the purchase price. At December 31, 1997, there was authorized, issued and outstanding one share of TLC's Special Voting Stock, representing the voting rights of 1,478,929 outstanding Exchangeable Shares. For presentation in these pro forma combined condensed consolidated financial statements, TLC included the issuance of special warrants for $120,000, representing approximately 7,750,900 shares of common stock, in the computation of basic and diluted earnings per share as if the special warrants had been exercised for Exchangeable Shares and the Exchangeable Shares had been exchanged for TLC's common stock at the beginning of the Year Ended December 31, 1997.

The following table sets forth the authorized, issued and outstanding capital stock of TLC as of December 31, 1997, and on a pro forma basis as of December 31, 1997 to reflect (i) the issuance of approximately 1,366,700 shares of TLC's common stock to the Sellers in the satisfaction of the stock portion of the purchase price, and (ii) the issuance of SoftKey's special warrants (assuming exercise of SoftKey's special warrants for Exchangeable Shares and exchange thereof for TLC's common stock) which represent in the aggregate approximately 9,117,600 shares of TLC's common stock, in connection with the acquisition of Mindscape.



                      Series A
                   Preferred Stock            Common Stock                   Special Voting Stock
                   ----------------      --------------------------     ------------------------------
                        Shares                                             Share      Representing the
                      Authorized,                         Shares         Authorized,  voting rights of
                        Issued                            Issued           Issued        Outstanding
                         and               Shares           and              and        Exchangeable
                     Outstanding         Authorized     Outstanding      Outstanding      Shares
                   -------------         ----------     -----------      ------------  ---------------
TLC, December
31, 1997            750,000             120,000,000     48,868,659             1         1,478,929

Pro Forma
Adjustments              --                      --      1,366,700            --         7,750,900
                   -----------------------------------------------------------------------------------
TLC, Pro Forma      750,000             120,000,000     50,235,359             1         9,229,829
                   ===================================================================================